SUMMARY PROSPECTUS

February 1, 2012

Share Class & Ticker:	Class A	Class C	Class I
	ICRDX	ICRGX	ICRIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://dividendgrowthadvisors.com/the-rising-dividend-growh-fund/reports-and-prospectus.html. You can also get this information at no cost by calling (888) 826-2520, by sending an email request to info@dividendgrowthadvisors.com, or by sending a written request to Rising Dividend Growth Fund, c/o Huntington Asset Services, P.O Box 6110, Indianapolis, Indiana, 46206. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated February 1, 2011.

Investment Objective

The Fund seeks long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in the “Ways to Reduce Sales Charges” section of the prospectus and in the “Purchase of Shares” section in the Fund’s Statement of Additional Information.

Shareholder Fees: (fees paid directly from your investment)

	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%	1.00%[4]	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)[1]	1.00%	1.00%	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) fees	0.40%	1.00%	0.00%
Other Expenses	0.53%	0.53%	0.53%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.69%	2.29%	1.29%
Expenses Waived and/or Reimbursed[3]	(0.03%)	(0.03%)	(0.03%)

Total Annual Fund Operating Expenses (After Fee Waivers and Expense Reimbursements)	1.66%	2.26%	1.26%

1.     A $15 fee will be assessed for any redemptions satisfied by wire payment.

2.    Acquired Fund Fees and Expenses represent the underlying expense of investing in other investment companies (“Acquired Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect costs of investing in Acquired Funds.

3.    Total Annual Fund Operating Expenses (After Fee Waivers and Expense Reimbursements) reflect that Dividend Growth Advisors, LLC (“Advisor”) has contractually agreed to waive fees and/or pay certain expenses so that Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, brokerage and other investment-related costs, extraordinary expenses, and certain other fees) do not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares. Any fees waived or expenses paid by the Advisor are subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding the expense limits in place when the fees were waived or expenses paid. This Expense Limitation Agreement will stay in place until January 31, 2013, although it may be terminated by the Trust at any time. It may be reviewed, modified or discontinued thereafter.

4.    The contingent deferred sales charge (“CDSC”) for class C shares applies to redemptions that occur within one year from the date of purchase of such shares. This CDSC is only applicable on Class C shares that are redeemed in accounts that are established after March 1, 2010.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Additionally, the 10-year values in the example for Class C shares assume conversion of such Class C shares to Class A shares, which occurs on or about the end of the month which is at least 7 years after the date on which shares were purchased, which, in turn, will lower the fees and expenses that you will pay if you continue to hold shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$734	$1,074	$1,437	$2,456
Class C	$229	$712	$1,222	$2,623
Class I	$128	$406	$705	$1,554

You would pay the following expenses if you did not redeem your shares:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$734	$1,074	$1,437	$2,456
Class C	$229	$712	$1,222	$2,623
Class I	$128	$406	$705	$1,554

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.85% of the average value of its portfolio.

Principal Investment Strategies

Regardless of industry, the Fund invests at least 80% of its assets in equity securities of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million and that have increased their dividend payments to stockholders for each of the past ten years or more. The Fund is non-diversified and normally concentrates its investments in a group of 25-50 of such companies. The Fund is a growth and income fund with a long-term investment philosophy. Once a company’s stock is owned by the Fund, if the company does not increase its common stock dividend from one year to the next, the stock will be sold.

Equity securities in which the Fund invests include common and preferred stocks as well as master limited partnerships (“MLPs”). Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The Fund will limit its investment in MLPs to no more than 20% of its assets. The Fund may also invest in real estate investment trusts (“REITs”), other investment companies (including mutual funds and exchange-traded funds (“ETFs”)), and other investments consistent with its rising dividend philosophy.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison to its peer group or the broader stock market:

Stock Market Risks: Movements in the stock market may affect the specific securities held by the Fund on a daily basis.

Stock Selection Risks: The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Non-Diversification: The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer, or a smaller group of issuers, than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers’ securities.

Foreign Securities: There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Securities of Smaller Companies: The securities of smaller companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling these securities at an acceptable price, especially in periods of market volatility.

MLPs: Master limited partnerships are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Real Estate Investment Trusts (REITs): Equity REITs may be affected by changes in the value of underlying properties owned by the REITs. Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans made. Credit risk is the risk that the borrower will be unable or unwilling to make interest and principal payments on the loan when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to fall. Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and, therefore, to calculate how they will respond to changes in interest rates. The REIT may reinvest prepaid amounts at lower rates. REITs incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the REITs, in addition to Fund expenses.

Investment Company Securities: The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds.

Management: Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance data is available on the Advisor’s website at www.dividendgrowthadvisors.com and/or by calling 888-826-2520.

The bar chart and performance table below illustrate the risks of investing in the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns compare with those of a broad measure of market performance.

The bar chart shows changes in the Fund’s performance from year to year, with respect to Class A Shares. Sales loads are not reflected in the bar chart; if they were, returns would be less than shown.

Yearly Total Return as of December 31

BEST QUARTER	13.19% in the 2nd quarter of 2009
WORST QUARTER	-14.74% in the 4th quarter of 2008

After-tax returns are shown for only Class A Shares. After-tax returns for the other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Class C shares will automatically convert to Class A shares seven years after purchase.

Performance Table (With Maximum Sales Charges)

(Average annual total returns for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception
Class A Before Taxes (Inception Date March 18, 2004)	(2.64%)	3.35%	5.73%
Class A After Taxes on Distributions	(3.18%)	2.67%	5.09%
Class A After Taxes on Distributions and Sale of Fund Shares	(1.72%)	2.47%	4.61%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	2.09%	(0.25%)	3.90%
Class C Before Taxes (Inception Date April 14, 2005)	2.82%	4.09%	6.09%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	2.09%	(0.25%)	3.31%
Class I Before Taxes (Inception Date January 29, 2007)	3.85%	N/A	4.48%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	2.09%	N/A	(0.24%)

Portfolio Management

Investment Adviser – Dividend Growth Advisors, LLC

Portfolio Management Team

•	Thomas Cameron, Portfolio Manager of the Fund since its inception in March 2004; Director, Chairman of the Board and founding member of the Advisor
•	Jere Estes, Portfolio Manager of the Fund since May 2004; Managing Director of Research and Chief Investment Officer of the Advisor
•	C. Troy Shaver, Jr., Portfolio Manager of the Fund since February 2010; President, CEO, and founding member of the Advisor
•	Ying Wang, Portfolio Manager of the Fund since December 9, 2011; Director of Research of the Advisor

Buying and Selling Fund Shares

You may purchase or sell shares on any date the New York Stock Exchange is open, either directly through the Fund’s transfer agent by calling (888) 826-2520 or through your broker-dealer or financial intermediary. You may buy shares of the Fund with an initial investment of $5,000 (or $1,000 for IRAs) or more. Additional investments may be made for as little as $250. You may also redeem shares by submitting a written request to Dividend Growth Trust, P.O. Box 6110, Indianapolis, IN 46206.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.